Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the General Form for Registration of Securities Under the Securities Act of 1933 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Luke D’Angelo, Chairman of the Board and Interim Chief Executive Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: May 04, 2021	/s/ Luke D’Angelo

Luke D’Angelo
Chairman of the Board of Directors and Chief Executive Officer of AppTech Corp.